Related Party Transactions	6 Months Ended
Jun. 30, 2021
Related Party Transactions
Related Party Transactions

18.  Related Party Transactions

During 2011, we entered into a management agreement with an affiliate of one of our stockholders for management and consulting services. Based on the terms of this agreement, management fees were $1.0 million per calendar year. We terminated this agreement in the first quarter of 2021 upon consummation of the Business Combination. Management fees incurred by us for the three months ended June 30, 2021 and 2020 were $0 and $0.3 million, respectively. Management fees for the six months ended June 30, 2021 and 2020 were $0.3 million and $0.6 million, respectively. There were no amounts due to or due from this affiliate as of June 30, 2021 or December 31, 2020.